-xxxiii-


SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              Federated Stock Trust
                (Name of Registrant as Specified In Its Charter)

                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                              FEDERATED STOCK TRUST


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated Stock Trust (the "Trust") will hold a special meeting of shareholders on November 17, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. As a shareholder, you have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Trustees, changes to the Trust's fundamental investment policies, an amendment to the Trust's Declaration of Trust and a clarifying amendment to the Trust's investment advisory agreement.

Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

Why are the Trust's "fundamental policies" being changed or eliminated?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and their shareholders. The Board believes that the proposed changes will be applied responsibly by the Trust's investment adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why is the Board recommending an amendment to the Declaration of Trust?
The Declaration organizing the Trust was prepared many years ago. Since then, developments in the investment company industry and changes in the law have resulted in many improvements. The Board is recommending a change to the Declaration of Trust that permits the Trust to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is
1-800-341-7400.

                    After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                   PRELIMINARY

                              FEDERATED STOCK TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 17, 1999

                  A special meeting of the shareholders of Federated Stock Trust (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 17, 1999 to consider proposals:

                     (1)   To elect seven Trustees.

                     (2) To make changes to the Trust's fundamental investment policies:

                           (a)  To amend the Trust's fundamental investment
                                 policy regarding diversification;

                           (b) To amend the Trust's fundamental investment policy regarding borrowing money and issuing senior securities;

                           (c) To amend the Trust's fundamental investment policy regarding investments in real estate;

                           (d) To amend the Trust's fundamental investment policy regarding investments in commodities;

                           (e) To amend the Trust's fundamental investment policy regarding underwriting securities;

                           (f) To amend the Trust's fundamental investment
policy regarding lending by the Trust;

                           (g) To amend the Trust's fundamental investment policy regarding concentration of the Trust's investments in the securities of companies in the same industry;

                           (h) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding buying securities on margin;

                           (i) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding investing in securities of other investment companies;

                           (j) To amend, and to make non-fundamental, the Trust's fundamental investment policy relating to pledging assets;

                           (k) To amend, and to make non-fundamental, the Trust's fundamental investment policies regarding investing in the common stock of high-quality companies;

                           (l) To amend, and to make non-fundamental, the Trust's fundamental investment policies regarding investing in restricted securities and illiquid securities;

                           (m) To amend, and to make non-fundamental, the Trust's fundamental investment policies relating to investing in money market instruments and entering into repurchase agreements; and

                           (n) To amend, and to make non-fundamental, the Trust's fundamental investment policy relating to engaging in when-issued and delayed delivery transactions.

                     (3) To eliminate certain of the Trust's fundamental investment policies:

                           (a) To remove the Trust's fundamental investment policy regarding selling securities short;

                           (b) To remove the Trust's fundamental investment policy regarding investing in securities of new issuers;

                           (c) To remove the Trust's fundamental investment policy regarding investing in issuers whose securities are owned by officers and Trustees;

                           (d) To remove the Trust's fundamental investment policy regarding investing for the purpose of exercising control;

                           (e) To remove the Trust's fundamental investment policy regarding dealing in puts and calls;

                           (f) To remove the Trust's fundamental investment policies regarding engaging in short-term trading and portfolio turnover;

                           (g) To remove the Trust's fundamental investment policies relating to permissible investments; and

                           (h) To remove the Trust's fundamental investment policy on investing in oil, gas and minerals.

                     (4) To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense limitation provisions of the Agreement.

                     (5) To approve an amendment to the Trust's Declaration of Trust to permit the Board to liquidate the assets of the Trust, its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

                           To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed September 20, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary


October 7, 1999

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                         4
                                TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting...........................

Election of Seven Trustees.....................................................

About the Election of Trustees.................................................

Trustees Standing for Election.................................................

Nominees Not Presently Serving as
Trustees.......................................................................

Approval of Changes to the Trust's Fundamental Investment
     Policies..................................................................

Approval of the Elimination of Certain of the Trust's Fundamental Investment
     Policies...................................................................

Approval of an Amendment to the Trust's
     Declaration of Trust.......................................................

Approval of a Clarifying  Amendment to the Trust's Investment Advisory Agreement
     to Exclude  Certain  Fees from the  Expense  Limitation  Provisions  of the
     Agreement..................................................................

Information About the Trust.....................................................

Proxies, Quorum and Voting at the Special Meeting...............................

Share Ownership of the Trustees.................................................

Trustee Compensation............................................................

Officers and Incumbent Trustees of the Trust....................................

Other Matters and Discretion of Attorneys Named in the Proxy....................

                                        5
                                   PRELIMINARY


                                 PROXY STATEMENT



                              FEDERATED STOCK TRUST


                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on November 17, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed changes recommended in the investment policies of the Trust, the amendment to the Declaration of Trust, and the clarification of the Investment Advisory Agreement, and has approved them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 7, 1999, to shareholders of record at the close of business on September 20, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding ____________ shares of beneficial interest.

         The Trust's annual report, which includes audited financial statements for the Trust for the fiscal year ended October 31, 1998, was previously mailed to shareholders. The Trust's Semi-Annual Report, which contains unaudited financial statements for the period ended April 30, 1999, was also previously mailed to shareholders. The Trust will promptly furnish, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Trust's annual report and/or semi-annual report. Requests for an annual or semi-annual report for the Trust may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Cunningham and Murray are presently serving as Trustees. If elected by shareholders, it is anticipated that Messrs. Donahue, Mansfield and Walsh will assume their responsibilities as Trustees on January 1, 2000. Please see "About the Election of Trustees" below for current information about the Nominees, and "Officers and Incumbent Trustees of the Trust" in this Proxy Statement for information about the Trustees who have previously been elected by shareholders. It is anticipated that each of the incumbent Trustees will continue to serve as a Trustee following the Special Meeting.

         Messrs. Murray and Bigley were appointed Trustees on February 14, 1995 and October 1, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Cunningham were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Donahue, Mansfield and Walsh are also being proposed for election as Trustees as a result of the decision to expand the size of the Board.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality of the votes cast by shareholders of the Trust at the Special Meeting. The seven individuals receiving the greatest number of votes at the Special Meeting will be deemed to be elected Trustees.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
               VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR ELECTION
                      TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         Massachusetts law does not require the election of the Trust's Trustees each year, and shareholders should anticipate that, prior to election of successor Trustees, incumbent Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominees standing for election who are not presently Trustees, along with their addresses, birth dates, present positions with the Trust, if applicable, and principal occupations during the past five years:

Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birth Date:  February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birth Date:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birth Date:  March 5, 1943

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems).

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birth Date:  December 20, 1932

Trustee

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services); formerly, Dean and Professor Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University.

Nominees Not Presently Serving as Trustees

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, CEO and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birth Date:  April 10, 1945

Director or Trustee of some of the Funds in the Federated Fund Complex; Management Consultant; formerly, Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birth Date:  November 28, 1957

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly, Vice President, Walsh & Kelly, Inc.

                       APPROVAL OF CHANGES TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Trust to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Trust's investment adviser.

         After the Trust was formed in 1981, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Trust is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Trust's fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

         (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.




                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the Board of Trustees and shareholders Board of Trustees policies?

How  quickly  can a change  in the  Fairly   slowly,   since  a  vote  of       Fairly  quickly,  because  the  change
policies be made?                   shareholders is required                    can be  accomplished  by action of the
                                                                                Board of Trustees

What  is  the  relative   cost  to  Costly    to    change    because   a       Less   costly  to  change   because  a
change a policy?                    shareholder  vote requires  holding a       change can be  accomplished  by action
                                    meeting of shareholders                     of the Board of Trustees

         The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal for the Trust will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Trust's investment objective. Although the proposed changes in fundamental policies will allow the Trust greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Trust. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Trust is managed.

         The following is the text and a summary description of the proposed changes to the Trust's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if the Trust adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Trust's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

               PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #2(a): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT
                        POLICY REGARDING DIVERSIFICATION

         Under the 1940 Act, the Trust's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Trust's present policy regarding diversification states:

         "The Trust will not purchase the securities of any issuer (except cash, cash instruments and securities issued or guaranteed by the United States government, its agencies or instrumentalities) if as a result more than 5% of its total assets would be invested in the securities of such issuer. The Trust may not acquire more than 10% of the voting securities of any one issuer."

         In order to afford the Trust's investment adviser maximum flexibility in managing the Trust's assets, the Trustees propose to amend the Trust's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The restated policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or the "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers that are excluded from the 5% limitation. Upon approval of the Trust's shareholders, the fundamental investment policy governing diversification for the Trust will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(b): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires a mutual fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund prior to the rights of shareholders.

         Shareholders of the Trust are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Trust's current policies state:

         "The Trust will not issue senior securities except as permitted by its investment objective, policies and limitations. The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then (a) only in amounts not in excess of 5% of the value of its total assets or (b) in an amount up to one-third of the value of its total assets including the amount borrowed in order to meet redemption requests without immediately selling any portfolio securities. (This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) While any such borrowings are outstanding, no purchases of investment securities will be made by the Trust."

Senior Securities-Generally. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Trust permit borrowing only as a temporary, extraordinary or emergency measure. The proposed investment policy would provide greater flexibility, and would permit the Trust to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. If the new policy is approved by shareholders, the Trust does not presently anticipate changing its current practices relating to borrowing money or issuing senior securities. As a matter of operating policy, the Trust does not presently intend to engage in leveraging.

         Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities for the Trust will state:

         "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(c): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Trust's policy concerning investments in real estate must be fundamental. The Trust currently has a fundamental investment policy prohibiting the purchase or sale of real estate that states:

         "The Trust will not purchase or sell real estate, but this shall not prevent the Trust from investing in Municipal Bonds secured by real estate or interests."

         The proposed fundamental investment policy will not permit the Trust to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Trust to invest in companies within the real estate industry, provided such investments are consistent with the Trust's investment objective and policies. If the new policy is approved by shareholders, the Trust does not presently anticipate changing its current practices relating to investing in real estate.

         Upon shareholder approval, the fundamental investment policy of the Trust governing investments in real estate will state:

         "The Trust may not purchase or sell real estate, provided that this restriction does not prevent the Trust from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Trust may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(d): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, the Trust's policy concerning investments in commodities must be fundamental. The Trust is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities that states:

       "The Trust will not purchase or sell commodities or commodity contracts."

         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

         The Trust does not currently have a policy providing for investment in financial futures contracts and related options. The proposed policy would provide appropriate flexibility for the Trust to invest in financial futures contracts and related options in the future. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes. Using financial futures instruments can involve substantial risks, and would be utilized only if the Trust's investment adviser determined that such investments are advisable and such practices were disclosed in the Trust's prospectus or statement of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially unlimited. At the present time, the Trust does not intend to engage in these activities. As a matter of non-fundamental operating policy, for purposes of the proposed fundamental policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

         Upon shareholder approval, the standardized fundamental investment policy governing investments in commodities for the Trust will state:

         "The Trust may not purchase or sell physical commodities, provided that the Trust may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(e): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT
                    POLICY REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Trust's policy relating to underwriting is required to be fundamental. The Trust currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers that states:

         "The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting by the Trust will state:

         "The Trust may not underwrite the securities of other issuers, except that the Trust may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

This does not constitute a substantive change in the Trust's fundamental policy. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(f): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY
                         REGARDING LENDING BY THE TRUST

         Under the 1940 Act, the Trust's policy concerning lending must be fundamental. The Trust currently is subject to a fundamental investment policy limiting its ability to make loans that states:

         "The Trust will not lend any of its assets, except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by its investment objective."

         The Trust's current fundamental policy permits the Trust to invest its assets in certain debt securities, which could technically be characterized as the making of loans. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Trust currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

         Upon approval of the Trust's shareholders, the fundamental investment policy governing the lending of assets by the Trust will state:

         "The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(g): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE TRUST'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Trust's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Trust currently is subject to a fundamental investment policy prohibiting it from concentrating its investments in a single industry. This policy provides:

     "The Trust will not invest more than 25% of the value of its total assets in one industry."

         Upon the approval by the Trust's shareholders, the fundamental investment policy governing concentration for the Trust will provide:

         "The Trust will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Trust will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Trust's total assets in any one industry will constitute `concentration.'"

         The Trust's Board has also approved related non-fundamental investment policy for the Trust, which will be adopted if the new fundamental policy is approved by shareholders. These policies provide that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

          PROPOSAL #2(h):  TO AMEND,  AND TO MAKE  NON-FUNDAMENTAL,  THE TRUST'S
               FUNDAMENTAL  INVESTMENT  POLICY  REGARDING  BUYING  SECURITIES ON
               MARGIN

         The Trust is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Trust's existing fundamental investment policy be replaced with a non-fundamental restriction.
The Trust's current policy provides:

     "The Trust will not purchase any securities on margin, except for such credits as are necessary for the clearance of transactions."

         The proposed non-fundamental policy makes some changes in wording from the existing fundamental restriction, and contemplates that the Trust may engage in the same types of transactions as it is presently authorized to do. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Trust would become subject to the following non-fundamental policy:

         "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities."

         This does not constitute a substantive change in the Trust's fundamental policy. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(i): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S
         FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN SECURITIES
                          OF OTHER INVESTMENT COMPANIES

         The Trust currently has a fundamental investment policy that governs its investments in the securities of other investment companies that states:

         "The Trust will not invest in securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases other than the customary broker's commission or except when such a purchase, though not made in the open market, is part of a plan of merger or consolidation."

         The Trust's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Trust's investments in securities of other investment companies. Amending this policy would expand the investment opportunities available to the Trust by allowing the Trust more flexibility to invest in the securities of other investment companies in seeking to achieve the Trust's investment objective. Establishing the policy as non-fundamental would enable the Trust to change this policy in the future without shareholder approval.

         Investments in other investment companies are limited under the 1940 Act and, in the case of the Trust, by an exemptive order issued by the Commission (the "Order"). The 1940 Act and the Order limit both the portion of the Trust's assets which may be so invested in a particular fund, and the percentage of such a fund which may be owned by the Trust. Normally, each investment company in which the Trust invests will have its own operating expenses, including advisory fees. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such mutual fund invests, or in the investment techniques or advisers of the mutual fund.

         If shareholders approve this item, the new operating policy for the Trust will read as follows:

         "The Trust may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(j): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

         The Trust is not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Trust's flexibility in this area, the Board of the Trust believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated which states:

         "The Trust will not pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by its fundamental investment policies, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Trust's total assets."

         The Board does not expect this change to have a material impact on the Trust's operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Trust would become subject to the following non-fundamental investment policy:

         "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(k):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,  THE  TRUST'S
     FUNDAMENTAL   INVESTMENT   POLICIES   REGARDING   INVESTING  IN  RESTRICTED
     SECURITIES AND INVESTING IN ILLIQUID SECURITIES

         The Trust is currently subject to fundamental investment policies regarding its ability to invest in restricted securities and to invest in illiquid securities. The Trust's management has proposed that these policies be amended and made non-fundamental. The Trust's policy relating to restricted securities states:

         "The Trust will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees."

This policy was adopted by the Trust because historically restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies issuing redeemable securities are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Trust's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid and can be purchased without jeopardizing the liquidity of the Trust's portfolio.

         Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

         The Trust's current restricted securities policy prevents the Trust from acquiring a restricted security that may be viewed by the Trust's investment adviser as liquid. As a result, the Trust's management has suggested that the policy be revised to allow the Trust greater flexibility to invest in restricted securities that are considered to be liquid under the Trust's guidelines on such securities. The revised policy will also increase the Trust's limitation on investments in restricted securities from 10% to 15% of its net assets. The SEC takes the position that an investment company, other than a money market fund, should not invest more than 15% of its net assets in restricted securities. The proposed non-fundamental restriction would comply with the SEC's guidelines. Finally, it has been proposed that the revised restricted securities policy be made non-fundamental. Establishing the policy as non-fundamental would enable the Trust to change this restriction in the future without shareholder approval. However, the Trust's investment adviser does not expect this change to have a material impact on the Trust's operations.

         Upon the approval of the elimination of the existing fundamental policy on investing in restricted securities, the Trust would become subject to the following non-fundamental investment restriction:

         "The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase, together with other illiquid securities, to 15% of its net assets."

         In conjunction with this, it is also proposed that the Trust's fundamental investment limitation relating to illiquid securities be amended and made non-fundamental. The Trust is presently subject to an investment policy pertaining to illiquid securities that provides:

         "Management will limit the amount of repurchase agreements with maturities in excess of seven days and other illiquid securities to not more than 10% of the Trust's assets."

         There is no legal requirement that the Trust have a fundamental investment policy on this subject. Accordingly, the Board believes that it should be made non-fundamental for the Trust, and amended to render it consistent with the standardized disclosure utilized by the Federated Funds. The amendment will also increase the Trust's ability to invest in illiquid securities from 10% to 15% of its net assets. The SEC takes the position that an investment company, other than a money market fund, should not invest more than 15% of its net assets in illiquid securities. The proposed non-fundamental restriction would comply with the SEC's guidelines. Establishing the policy as non-fundamental would enable the Trust to change this restriction in the future without shareholder approval. However, the Trust's investment adviser does not expect this change to have a material impact on the Trust's operations.

         Upon the approval of the elimination of the existing fundamental policy on investing in illiquid securities, the Trust would become subject to the following non-fundamental restriction:

         "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(l): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTING IN THE COMMON STOCK OF HIGH-QUALITY COMPANIES

         The Trust is not required to have a fundamental investment policy regarding the percentage of its assets that must be invested in common stock and other securities. The fundamental investment policies currently in effect state:

         "The Trust may invest in preferred stocks, corporate bonds, notes, and warrants of these companies and in U.S. government securities and money market instruments, in such proportions as management may determine. However, at least 80% of the Trust's portfolio will be invested in common stocks, unless it is in a defensive position."

         To maximize the Trust's flexibility, the Board of the Trust believes that these policies should be made non-fundamental and simplified. Although the Trust is proposing to eliminate the fundamental policies, the Trust notes that the staff of the SEC takes the position that a mutual fund should have an investment policy that provides that at least 65% of the fund's assets must be invested consistently with the fund's name. The Trust intends to operate in accordance with that position, and its proposed, non-fundamental policy has been prepared with this regulatory position in mind. For purposes of the proposed policy, the Trust will classify common stock, preferred stock or other securities convertible into common stock, and warrants exercisable to acquire common stock, as constituting common stock for purposes of compliance with the percentage requirement. For purposes of the revised policy, the Trust considers an issuer to be high-quality if it is in the top 25% of its industry with regard to revenues, although other factors, such as product position or growth of market share, may also be considered.

         Upon the approval of the elimination of the existing fundamental investment policirs, the Trust would become subject to the following non-fundamental policy:

         "Under normal market circumstances, at least 65% of the Trust's portfolio will be invested in common stocks of high-quality companies."

         Designating the policy as non-fundamental would enable the Board to change this policy in the future without shareholder approval. Although the Trust is eliminating from the policy an itemization of the particular types of securities that the Trust may acquire and reducing the percentage requirement with respect to investing in the common stock of issuers, the Trust intends, as a matter of operating policy, to invest in the same types of investments and in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(m): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES RELATING TO INVESTING IN MONEY MARKET INSTRUMENTS AND ENTERING INTO REPURCHASE AGREEMENTS

         The Trust is presently subject to fundamental investment policies governing its investing in money market instruments and entering into repurchase agreements. The policies state:

         "The Trust expects to own money market instruments, including repurchase agreements. A money market instrument is a debt security with a remaining maturity of one year or less at the time of purchase. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Trust or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Adviser to be creditworthy pursuant to guidelines established by the Trustees."

         These investment policies were initially adopted as fundamental policies. However, the Trust is not required under the 1940 Act to have these types of fundamental policies. Additionally, a large portion of these fundamental policies merely describe the mechanics of repurchase agreement transactions, or the legal requirements underlying these types of transactions. As such, the fundamental policies, as currently phrased, do not clarify the scope of the Trust's permissible investments. Accordingly, it is proposed that the Trust's existing fundamental policies be simplified, and replaced with a non-fundamental investment policy that provides:

     "The Trust may invest in money market instruments, including repurchase agreements." The proposed non-fundamental policy does not alter the substance of the current policies. Designating this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to change the policy, and the Trust's investment adviser expects the Trust to enter into these transactions in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(n): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY RELATING TO ENGAGING IN WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Trust is presently subject to a fundamental investment policy governing its ability to engage in when-issued and delayed delivery transactions. The policy states:

         "The Trust may purchase and sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases and sells securities with payment and delivery scheduled for a future time. The Trust engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Trust's investment objective and polices, not for investment leverage. The seller's failure to complete the transaction may cause the Trust to miss a price or yield considered to be advantageous."

         This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Similar to Proposal #2(m) above, much of the current fundamental policy merely describes when-issued and delayed delivery transactions, without clarifying the extent to which the Trust may engage in these transactions. Accordingly, it is proposed that the Trust's existing fundamental policy be eliminated and replaced with a simplified, non-fundamental investment policy that provides:

     "The Trust may purchase and sell securities on a when-issued and delayed delivery basis."

Designating this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to change the policy, and the Trust's investment adviser expects the Trust to engage in when-issued and delayed delivery transactions in the same manner as it presently does.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

               PROPOSAL #3: ELIMINATION OF CERTAIN OF THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

          The Board has determined that certain of the Trust's current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investments in certain securities. As a consequence of those restrictions, the Trust adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with the Trust's investment objective and policies.

          The policies being removed are listed below. Each Proposal will be voted on separately, and the approval of each change by the Trust will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

          PROPOSAL #3(a): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT
                    POLICY REGARDING SELLING SECURITIES SHORT

         The Trust is not required to have a fundamental investment policy with respect to short sales of securities. The Trust's current policy states that:
"the Trust will not make short sales of securities." To maximize the Trust's flexibility in this area, the Board believes that the Trust's restriction on short sales of securities should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of these fundamental restrictions, the Trust expects to continue not to engage in short sales of securities, except to the extent that the Trust contemporaneously owns or has the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short.

         Upon the approval by shareholders of Proposal #3(a), the existing fundamental restriction on selling securities short for the Trust will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(b): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN SECURITIES OF NEW ISSUERS

         The Trust is not required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. This limitation was imposed by state laws and NSMIA preempts that requirement. To maximize the Trust's investment flexibility, the Trust's investment adviser believes that the Trust's policy on investments in such companies should be eliminated.

         Upon the approval by shareholders of Proposal #3(b), the following fundamental investment policy of the Trust will be eliminated:

         "The Trust may not invest more than 5% of the value of the total assets of the Trust in securities of issuers which have a record of less than 3 years of continuous operation, including the operation of any predecessor."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(c): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

         There is no legal requirement that the Trust have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Board of the Trust and its investment adviser do not believe that this policy provides any safeguards against conflicts of interest that are not already effectively covered under the Trust's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

         Upon the approval by shareholders of Proposal #3(c), the following fundamental investment policy will be eliminated:

         "The Trust will not purchase or retain the securities of any issuer other than the securities of the Trust, if, to the Trust's knowledge, those officers and Trustees of the Trust, or of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(d): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

         The Trust's current policy prohibits the acquisition of the securities of an issuer for the purpose of exercising control over, or management of, any company. The policy states:

         "The Trust may not invest in securities of a company for the purpose of exercising control or management. However, the Trust will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the Trust's best interest. From time to time the Trust, together with other investment companies advised by the Adviser or its affiliated companies, may buy and hold substantial amounts of the voting stock of a company and all such stock may be voted together in regard to the company's affairs. In some such cases, the Trust and other investment companies advised by the Adviser or its affiliated companies holding such stock might collectively be considered to be in control of such a company. Officers or affiliates of the Trust might possibly become directors of companies in which the Trust holds stock."

         "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

         When the Trust adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since the enactment of NSMIA, those requirements no longer apply. Elimination of this policy would clarify the Trust's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Trust, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.

         Upon the approval by shareholders of Proposal #3(d), the Trust's fundamental investment policy on investing for control will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(e): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING DEALING IN PUTS AND CALLS

         There is no legal requirement that the Trust have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. To maximize the Trust's investment flexibility, the Board believes that the Trust's policy on dealing in puts and calls should be eliminated.

         Upon the approval by shareholders of Proposal #3(e), the following fundamental investment policy will be eliminated:

     "The Trust will not write, purchase or sell puts, calls, straddles or spreads or any combination thereof."

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

     PROPOSAL #3(f): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES REGARDING ENGAGING IN SHORT-TERM TRADING AND PORTFOLIO TURNOVER

         The Trust currently has a fundamental investment policy pertaining to short-term trading and portfolio turnover. The policy states that:

         "Although the Trust does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Trust's investment objective, without regard to the length of time a particular security may have been held.

         Portfolio transactions are undertaken principally to invest new money obtained from the sale of Trust shares and to meet redemptions of Trust shares. The Trust is free to dispose of portfolio securities at any time when changes in circumstances or conditions make such a move desirable in light of the investment objective and policies heretofore stated. The Trust will not attempt to achieve or be limited to a pre-determined rate of portfolio turnover; however, it is not anticipated that portfolio turnover will exceed 100% in the first year. Such turnover is incidental to transactions undertaken with a view to achieving the investment objective."

         These investment policies were initially adopted as fundamental policies. However, the Trust is not required under the 1940 Act to have such fundamental policies. Accordingly, to maximize the Trust's investment flexibility, the Trust's investment adviser believes that the investment policies should be eliminated. Upon the approval by shareholders of Proposal #3(f), it is intended that the Trust's investment adviser will continue to operate the Trust by trading and disposing of portfolio securities as necessary to meet the Trust's investment objective.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(g): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OIL, GAS AND MINERALS

         The Trust is not required to have a fundamental restriction with respect to investments in oil, gas or minerals. To maximize the Trust's flexibility in this area, management of the Trust believes that the Trust's fundamental investment policy prohibiting oil, gas and mineral investments should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental policy, the Trust does not expect to invest, at this time, in oil, gas or mineral exploration or development programs or leases.

         Upon the approval by shareholders of Proposal #3(g), the following fundamental policy on investments in oil, gas or minerals for the Trust will be eliminated:

     "The Trust will not purchase or sell oil, gas or other mineral exploration or development programs."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(h): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES REGARDING PERMISSIBLE INVESTMENTS

         The Trust is currently subject to certain fundamental investment policies pertaining to investing in securities of high-quality companies. The policies state that:

         "The Trust pursues its investment objective by investing principally in a professionally-managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth, either through internal cash generation or through ready access to capital markets. (Ordinarily, such a company will be in the top 25% of its industry with regard to revenues; however, this standard may be outweighed by other factors, such as product position or growth of market share.) The Trust's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations.

         In the pursuit of the Trust's investment objective, the Trust's Investment Adviser, Federated Management ("Adviser"), recommends securities for the Trust's investment portfolio from among the securities of high quality companies. The companies whose securities are purchased by the Trust are selected by the Adviser principally on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry."

         These investment policies were initially adopted as fundamental policies. However, the Trust is not required under the 1940 Act to have such fundamental policies. Accordingly, to maximize the Trust's investment flexibility, it is proposed that the Trust's existing fundamental policies be eliminated. This would allow the Trust to describe in its prospectus those factors, by which it seeks to achieve its investment objective, while permitting the Trust to change the policies without shareholder approval to meet changing market factors. Nevertheless, the Trust's investment adviser expects to manage the Trust in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #4: TO APPROVE A CLARIFYING AMENDMENT TO THE TRUST'S INVESTMENT ADVISORY AGREEMENT TO EXCLUDE RULE 12b-1 FEES AND SHAREHOLDER SERVICE FEES FROM THE EXPENSE LIMITATION PROVISIONS OF THE AGREEMENT

         The Trust obtains its investment advisory services from Federated Investment Management Company (the "Adviser"), pursuant to an investment advisory agreement dated ____________, 19__, (the "Advisory Agreement"). At a meeting held on ____________, 1998, the Advisory Agreement was continued by the Board of the Trust for one year ending _______, 1999. Under the Advisory Agreement, the Adviser receives an annual investment advisory fee based on the Trust's average daily net assets, subject to a sliding fee scheduled as follows:

                                                 Advisory Fee as a
                Average Daily Net Assets       Percentage of Average
                                                 Daily Net Assets
               First $500 million                     0.750%
               Second $500 million                    0.675%
               Third $500 million                     0.600%
               Fourth $500 million                    0.525%
               Over $2 billion                        0.400%

         The Advisory Agreement provides that the Adviser will reimburse the Trust, limited to the amount of the advisory fee, the amount, if any, by which the aggregate normal operating expenses of the Trust exceed 1.00% of the average daily net assets of the Trust during the period. The Advisory Agreement excludes from the expense limitation provision a variety of expenditures, including interest, taxes, brokerage commissions, federal and state registration fees, expenses of withholding taxes, and extraordinary expenses. The expense obligation also does not include expenses incurred by shareholders utilizing the transfer agent's subaccounting facilities.

         When the Advisory Agreement was originally approved, the provision described above was not intended to reimburse expenses incurred by the Trust pursuant to a Rule 12b-1 Plan or a shareholder servicing plan. However, during the last decade, the investment company industry has developed additional structures for investment companies, has developed new forms of distribution plans and shareholder servicing plans, and has generally sought to provide investors with a broader variety of ways to access investment company products. The Federated Investors Funds have participated in these developments, and anticipate further developments in these respects. In order to provide additional flexibility to the Trust in establishing new mechanisms and plans, and to provide increased flexibility in the pricing of new products, the Board has unanimously recommended that the expense limitation be clarified to confirm that it will not apply to any plan of distribution or shareholder servicing fee approved by shareholders of the Trust, or any series or class of the Trust, unless specifically so provided.

         With respect to any new class or series which the Trust may create in the future, it is anticipated that a plan of distribution or a shareholder servicing plan would be instituted in connection with the organization of the new class or series, prior to any investment in the new class or series. Any proposal to approve a new plan of distribution or shareholder servicing plan for an existing series or class of the Trust will include specific information regarding the expense impact of that plan, including information about any impact on the Trust's expense ratio of amounts which would be authorized under such a plan.

         Normally, the amendment of an investment advisory agreement commences a new contract term running two years from the date of the amendment. However, the Board of Trustees is submitting this proposal to shareholders only as a clarification of the Advisory Agreement, and does not believe that approval of the clarification should be viewed as authorizing the commencement of a new two-year term of the agreement. The Trust therefore will require affirmative action by the Board or shareholders in the manner contemplated under the 1940 Act to continue the Advisory Agreement, as clarified, at its next anniversary. The Board considers this approach to be fair, as it recognizes the non-substantive nature of the clarifying amendment. The approval of the amendment to the Advisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #4: TO AMEND THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL

         Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

          Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any series or class of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a series or class of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. If this proposal is approved by shareholders, the Trustees will be authorized to liquidate a series or class of the Trust by Board action without a further shareholder vote. The Trustees have no present intention of liquidating the Trust.

         If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

         "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

         The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting shares of the Trust as described in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

         In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets of the Trust is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Special Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under the Investment Company Act of 1940, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Trustees and the amendment of the Declaration of Trust.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of voting shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.

         For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Fund" or "Fund" includes the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Fund; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Fund; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Federated High Income Bond Fund, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Fund, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Fund; Regions Fund; RIGGS Fund; Tax-Free Instruments Trust; The Planters Fund; WesMark Fund; WCT Fund; and World Investment Series, Inc.

Share Ownership of the Trustees

Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Trust: [TO BE INSERTED]



Trustee Compensation

           Name and Position                  Aggregate            Total Compensation Paid From Trust Complex+
              with Trust                     Compensation
                                             From Trust1#
---------------------------------------- ------------------------- -------------------------------------------------------

John F. Donahue*@                                    $0                $0 for the Trust and 54 other
Chairman and Trustee                                                   investment companies in the Trust Complex

Thomas G. Bigley                               $1,869.36               $113,860.22 for the Trust and 54 other
Trustee                                                                investment companies in the Fund Complex

John T. Conroy, Jr.                            $2,056.61               $125,264.48 for the Trust and 54 other
Trustee                                                                investment companies in the Fund Complex

Nicholas P. Constantakis                       $1,412.44               $0 for the Trust and 36 other investment
Trustee                                                                companies in the Fund Complex

John F. Cunningham**                                  $0               $0 for the Trust and 26 other
Trustee                                                                investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*                       $1,869.36               $113,860.22 for the Trust and 54 other
Trustee                                                                investment companies in the Fund Complex

Peter E. Madden                                $1,869.36               $113,860.22 for the Trust and 54 other
Trustee                                                                investment companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D. @            $1,869.36               $113,860.22 for the Trust and 54 other
Trustee                                                                investment companies in the Fund Complex

Marjorie P. Smuts                              $1,869.36               $113,860.22 for the Trust and 54 other
Trustee                                                                investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended October 31, 1998.

     # The aggregate compensation is provided for the Trust, which is comprised of one portfolio.

+ The information is provided for the last calendar year.

*This Trustee is deemed to be an "interested person" as defined in the 1940 Act.

** Mr. Cunningham became a Trustee of the Trust on January 1, 1999. He did not receive any fees from the Fund Complex as of the last calendar year.

@ Member of the Executive Committee.

         During the fiscal year ended October 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         Messrs. Conroy, Madden and Murray serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended ) October 31, 1998 there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers and Incumbent Trustees of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, as well as the incumbent Trustees of the Trust who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date: July 28, 1924

Chairman and Trustee

Date Became an Officer and a Trustee:  January 8, 1982 and December 30, 1981

Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birth Date: June 23, 1937

Trustee

Date Became a Trustee:  November 13, 1991

Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birth Date: October 11, 1932

Trustee

Date Became a Trustee:  August 26, 1987

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center-Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birth Date: March 16, 1942

Trustee

Date Became a Trustee:  November 13, 1991

Director or Trustee of the Federated Fund Complex; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birth Date: June 21, 1935

Trustee

Date Became a Trustee:  February 24, 1984

Director    or    Trustee    of   the    Federated    Fund    Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; television producer; business owner.

Glen R. Johnson
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date: May 2, 1929

President

Date Became an Officer:  January 8, 1982

Staff member, Federated Securities Corp.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date: October 22, 1930

Executive Vice President

Date Became an Officer:  June 1, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company and Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  June 1, 1995

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling and Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date: May 17, 1923

Vice President

Date Became an Officer:  January 8, 1982

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

J. Thomas Madden
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date:  October 22, 1945

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Vice President, Federated Investors, Inc.; formerly, Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Richard J. Thomas
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth Date: June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly, various management positions within Funds Financial Services Division of Federated Investors, Inc.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended October 31, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated High Income Bond Fund, Inc., Federated Investors Fund, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary
September 24, 1999

                              FEDERATED STOCK TRUST


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Stock Trust (the "Trust") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED STOCK TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    For                       [   ]

Proposal 1 To  elect  Thomas  G.  Bigley,  Nicholas  P.  Constantakis,  John  F.
     Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2........To make changes to the Trust's fundamental investment policies:

                  Approval of all proposed changes to the Trust's fundamental investment policies
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

          To vote against the proposed changes to one or more of the specific fundamental investment policies, but to approve all others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to change on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.



Proposal 3 To eliminate certain of the Trust's fundamental investment policies:

          Approval of the eight proposed eliminations of the Trust's fundamental investment policies FOR [ ] AGAINST [ ] ABSTAIN [ ]

                  To vote against the proposed elimination of one or more of the specific fundamental investment policies, but to approve the elimination of the others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to eliminate on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.




Proposal 4 To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense limitation provisions of the Agreement
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 5: To approve an amendment to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, its series or classes and distribute the proceeds of such assets to the holders of such shares representing such interests, or a class without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                                                       YOUR VOTE
                                                                       IS
                                                                       IMPORTANT
                                                                       Please
                                                                       complete,
                                                                       sign and
                                                                       return
                                                                       this card
                                                                       as soon
                                                                       as
                                                                       possible.


                                                                       Dated


                                                                       Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.